TRIBUTARY FUNDS, INC.
(the “Company”)

Limited Power of Attorney

I, the undersigned Director of TRIBUTARY FUNDS, INC, hereby constitute and appoint Kevin MacDowell, Zachary Tackett and Darren Thayer, as my true and lawful attorneys-in-fact and agent with the power of substitution, for him or her in any and all capacities, to sign any post-effective amendments to the registration statement under the Securities Act of 1933, as amended, (Registration No. 033-85982) and/or the Investment Company Act of 1940, as amended, (Registration No. 811-08846), whether on Form N-1A or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all appropriate state or federal regulatory authorities. The undersigned hereby ratifies and confirms all that the aforenamed attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney.

/s/ Brittany A. Fahrenkrog	07/10/20
Brittany A. Fahrenkrog Director	Date

TRIBUTARY FUNDS, INC.
(the “Company”)

Limited Power of Attorney

I, the undersigned Director of TRIBUTARY FUNDS, INC, hereby constitute and appoint Kevin MacDowell, Zachary Tackett and Darren Thayer, as my true and lawful attorneys-in-fact and agent with the power of substitution, for him or her in any and all capacities, to sign any post-effective amendments to the registration statement under the Securities Act of 1933, as amended, (Registration No. 033-85982) and/or the Investment Company Act of 1940, as amended, (Registration No. 811-08846), whether on Form N-1A or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all appropriate state or federal regulatory authorities. The undersigned hereby ratifies and confirms all that the aforenamed attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney.

/s/ David F. Larrabee	07/10/20
David F. Larrabee Director	Date

TRIBUTARY FUNDS, INC.
(the “Company”)

Limited Power of Attorney

I, the undersigned Director of TRIBUTARY FUNDS, INC, hereby constitute and appoint Kevin MacDowell, Zachary Tackett and Darren Thayer, as my true and lawful attorneys-in-fact and agent with the power of substitution, for him or her in any and all capacities, to sign any post-effective amendments to the registration statement under the Securities Act of 1933, as amended, (Registration No. 033-85982) and/or the Investment Company Act of 1940, as amended, (Registration No. 811-08846), whether on Form N-1A or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all appropriate state or federal regulatory authorities. The undersigned hereby ratifies and confirms all that the aforenamed attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney.

/s/ Gary D. Parker	07/10/20
Gary D. Parker Director	Date

TRIBUTARY FUNDS, INC.
(the “Company”)

Limited Power of Attorney

I, the undersigned Director of TRIBUTARY FUNDS, INC, hereby constitute and appoint Kevin MacDowell, Zachary Tackett and Darren Thayer, as my true and lawful attorneys-in-fact and agent with the power of substitution, for him or her in any and all capacities, to sign any post-effective amendments to the registration statement under the Securities Act of 1933, as amended, (Registration No. 033-85982) and/or the Investment Company Act of 1940, as amended, (Registration No. 811-08846), whether on Form N-1A or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all appropriate state or federal regulatory authorities. The undersigned hereby ratifies and confirms all that the aforenamed attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney.

/s/ Robert A. Reed	07/10/20
Robert A. Reed Director	Date

TRIBUTARY FUNDS, INC.
(the “Company”)

Limited Power of Attorney

I, the undersigned Director of TRIBUTARY FUNDS, INC, hereby constitute and appoint Kevin MacDowell, Zachary Tackett and Darren Thayer, as my true and lawful attorneys-in-fact and agent with the power of substitution, for him or her in any and all capacities, to sign any post-effective amendments to the registration statement under the Securities Act of 1933, as amended, (Registration No. 033-85982) and/or the Investment Company Act of 1940, as amended, (Registration No. 811-08846), whether on Form N-1A or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all appropriate state or federal regulatory authorities. The undersigned hereby ratifies and confirms all that the aforenamed attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney.

/s/ Donna M. Walsh	07/10/20
Donna M. Walsh Director	Date